SEMI-ANNUAL REPORT


FPA New Income, Inc.



DISTRIBUTOR:
FPA FUND DISTRIBUTORS, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


MARCH 31, 1999

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

This Semi-Annual Report covers the six-month period ended March 31, 1999. Your Fund's net asset value (NAV) closed at $10.88. Income dividends of $0.17 and $0.18 were paid on October 7, 1998, and December 29, 1998, to holders of record on September 30, 1998 and December 22, 1998, respectively. The December payment also included a $0.06 capital gains distribution of which $0.05 was long-term. The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                    PERIODS ENDED MARCH 31, 1999
                                                    ----------------------------
                                                   1 YEAR    5 YEARS    10 YEARS
                                                  --------  ---------  ---------
FPA New Income, Inc.
  (NAV).......................................       3.16%*    7.15%*     9.38%*
FPA New Income, Inc.
  (Net of Sales Charge).......................      (1.48)%++  6.17%++    8.88%++
Lipper Corporate Debt Fund
  "A" Rated Average...........................       5.03%     7.05%      8.62%
Lehman Brothers Government/
  Corporate Bond Index.......................        6.55%     7.73%      9.08%

     The Fund's total rate of return for the six months was 1.50%* versus (0.89)% and (1.07)% for the Lipper Average and the Lehman Brothers Government/Corporate Index, respectively. For the calendar year ended December 31, 1998, total returns were: FPA New Income, Inc., 3.86%*; Lipper Average, 7.50%; and the Lehman Index, 9.47%.

COMMENTARY

     What a difference six months makes. Your Fund is now outperforming the Lehman Brothers Index. The bond market's NEGATIVE 1.19% return for the three months ended March 31 is its worst performance period in the last three years. As in prior periods of bond market difficulty, your Fund is rising to the top, with a POSITIVE 1.30% return. It is one of only a few high-quality bond funds that is showing positive investment returns.

     We believe we are gradually being vindicated for our bond market strategy. During the past year, we argued that the economy was likely to be far stronger than consensus expectations, despite the Asian crisis. For a short period, this did not seem reasonable. With the Russian collapse last summer, bond yields fell to levels that we viewed as unrealistic and unsustainable. The "bulls" on interest rates believed that the economy was about to slow dramatically and that we were on the verge of severe disinflation or possibly deflation. The reality is that the economy accelerated. Third and fourth quarter real GDP (gross domestic product) grew at the annual rate of 3.7% and 6%, respectively. Economists are now revising their first-quarter 1999 real GDP estimates upward. No longer are we hearing about an imminent Federal Reserve lowering of short-term interest rates.

     We believe that bond managers in general, who performed well in the second half of last year, were rewarded for a scenario that did not occur. In essence, they got paid for being wrong. We did not think that we were being compensated sufficiently to risk your capital with these low yields. It still amazes us that the ten-year and thirty-year Treasury bond yields fell to 4.16% and 4.72% while the Fed Funds rate was 4.75%. Purchasers of these longer-maturity bonds were essentially betting that short-term rates would fall at least 100 basis points (there are 100 basis points in 1%) to 3.75%. If this did not occur, these longer-term rates would have to reverse course and rise above the yield on short-term securities. Since then, the ten-year and thirty-year Treasury bond yields have risen to 5.20% and 5.65% while the Fed Funds rate has remained unchanged. Bond market returns have turned negative because of the approximately 60 basis-point rise in intermediate and longer-term Treasury bond yields since the beginning of 1999.

     Because of your Fund's defensive positioning, in February alone we recouped approximately one half of the relative underperformance that occurred last year in August and September. Our mortgage holdings and our inflation indexed bonds were meaningful contributors to your Fund's positive performance. For example, the mortgage I.O. (interest only) position appreciated approximately 26%. I.O.s are mortgage securities that actually increase in value should interest rates rise. Last year they declined rapidly as interest rates fell. Investors feared that the underlying mortgages were likely to be refinanced. This fear was actually greater than reality since the mortgage rates supporting these securities are, for the most part, between 6.50% and 6.75%. They were never really refinanceable throughout the year. The assumptions we used in evaluating these securities have proven to


* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 4.50% of the offering price be very accurate, so far. We continue to increase the Treasury Inflation Index Protection Security (TIPS) bond position. It now represents 35% of the total portfolio versus 23% last September. As interest rates increased, the prices of our TIPS have remained essentially unchanged, while the ten-year Treasury bond price fell almost five points. TIPS now provide a yield greater than the yields on short- and long-term Treasury bonds but with considerably better principal protection.

     Why are TIPS performing so well? These securities are a combination of the qualities of a typical yield-to-maturity bond plus an addition to the principal value for the changes in the Consumer Price Index (CPI) of three months ago. In our case, we were recently purchasing additional securities with a yield-to-maturity of 3.94%. To this yield will be added the change in the CPI. Over the past year, the CPI increased 1.6%, so that if it remains at that rate of change level, our total yield will be 5.54%. During the past year, the CPI has been held down by the decline in energy prices. Excluding energy, the CPI would have been up 2.3%. We believe that the trough in CPI inflation was reached last year. It took an Asian and Russian crisis to drive down the demand for energy and other raw material goods. This led to a decline in commodity prices and contributed to holding down the inflation rate in the United States. As these regions gradually recover, increased demand should return. With the recent upturn in energy prices, should it remain close to current price levels, the CPI is likely to exit this year above the 2% level. This would equate to the TIPS yielding approximately 6% if the bond price does not change. Should interest rates rise because of growing inflation fears, the TIPS price could remain the same or increase, given the bond's positive sensitivity to rising inflation.

     We increased the portfolio's convertible and high-yield bond holdings to 19% from 14% as of September 30, 1998. We responded to the opportunities created by both the stock and high-yield bond markets' decline in September and October. Yield spreads in the high-yield sector doubled in less than three months: the fastest we have seen in twenty-five years. These events also hit the asset-backed securities market by causing the widest yield spreads in ten years. In some cases, yield spreads trebled from where they were just eighteen months ago. In our opinion, this spread widening caused a very favorable risk/reward environment, and we expanded our allocation to these market sectors.

     After these changes, the portfolio still retains its high-quality asset-mix orientation, with an average AA2 Moody's credit rating. As of March 31, Government/Agency-rated securities totaled 68%. AAA- and AA-rated securities, excluding cash and equivalents, totaled 4%, with the remaining 19% rated less than AA. Short-term liquidity totals 9%. The Fund's average modified duration was 2.89 years at March 31, 1999, versus 2.60 years at September 30, 1988 and
2.85 years at March 31, 1998.

     We anticipate maintaining the current portfolio configuration, unless Treasury bond yields rise to a level that encourages us to lengthen the portfolio's duration. If longer-term Treasury bond yields rise closer to 6%, we will re-evaluate our I.O. position. At that yield level, we may decide to institute a hedge so that we do not experience the same degree of negative performance again, should interest rates decline below 5%.

     It is still our expectation that the economy will remain strong for the foreseeable future. The unemployment rate fell to a 29-year low of 4.2% in March. Consumer confidence remains close to all-time records. Even the hard-hit manufacturing sector is beginning to show signs of recovery from the impacts of the Asian problem. Asia shows signs of stabilization and recovery. Latin America also seems to be stabilizing after the Brazilian crisis. The biggest question is what is going to happen to Europe. Recently, it showed signs of renewed economic weakness. Changes in some governmental posts increase the likelihood that easier monetary and fiscal policies will occur. This bodes well for 2000. Should these trends continue, our export account will improve and add to future U.S. economic growth. Longer term, we are still concerned about the growing challenges to the budget from increased healthcare and defense spending. We view the current budgetary surplus as being in a very tenuous position. Only small changes in spending or tax receipts can put it back into deficit.

     In closing, we thank you for your investment and continued support.

Respectfully submitted,



Robert L. Rodriguez, C.F.A.
President & Chief Investment Officer
April 4, 1999

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 1999

                                                                                 Principal
                                                                                   Amount
                                                                               -----------
NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Mortgage Corporation (REMIC)--5.85% 2017 (1) ......          $ 9,110,870
Federal Home Loan Mortgage Corporation (REMIC)--6% 2008 (1) .........          $11,250,000
Federal National Mortgage Association (REMIC)--6 1/2% 2008 (1) ......          $ 3,277,993
Green Tree Financial Corporation (CMO)--7.77% 2029 (1) ..............          $ 5,500,000
Green Tree Financial Corporation (CMO)--8% 2028 (1) .................          $ 3,270,000
Oregon Steel Mills, Inc.--11% 2003 ..................................          $ 5,000,000
U.S. Treasury Inflation-Indexed Notes--3 3/8% 2007 ..................          $60,599,825

CONVERTIBLE DEBENTURES
Lam Research Corporation--5% 2002 ...................................          $ 5,000,000
Michaels Stores, Inc.--6 3/4% 2003 (1) ..............................          $17,250,000

NET SALES
NON-CONVERTIBLE BONDS & DEBENTURES
Busse Broadcasting Corporation--11 5/8% 2000(2) .....................          $ 3,250,000
Federal Home Loan Mortgage Corporation (CMO)--7 1/2% 2004 (2) .......          $ 6,776,772
Federal Home Loan Mortgage Corporation (PAC-REMIC)--7% 2008 (2) .....          $ 3,842,715
Federal Home Loan Mortgage Corporation (PAC-REMIC)--8% 2019 .........          $ 4,192,481
Federal Home Loan Mortgage Corporation (REMIC)--7% 2007 (2) .........          $ 6,248,912
Federal Home Loan Mortgage Corporation (REMIC)--7% 2008 .............          $ 5,218,638
Federal National Mortgage Association (REMIC)--7 1/2% 2024 ("Z") ....          $ 8,875,443
Federal National Mortgage Association (REMIC)--7 1/2% 2026  ("Z") (2)          $ 5,564,317
Federal National Mortgage Association (REMIC)--8% 2022 (2) ..........          $ 3,132,619
Green Tree Financial Corporation (CMO)--6.9% 2004 (2) ...............          $ 6,327,615
Green Tree Financial Corporation (CMO)--7 1/4% 2005 .................          $ 3,209,038
Michaels Stores, Inc.--10 7/8% 2006 (2) .............................          $ 5,000,000
Plantronics, Inc.--10% 2001 (2) .....................................          $ 3,248,000
Residential Funding Mortgage Securities (REMIC)--7% 2012 (2) ........          $ 4,985,383



















(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                Principal
BONDS & DEBENTURES                                                Amount               Value
-----------------------------------------------------          -----------          -----------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 28.6%
Federal Home Loan Bank (Indexed Notes)--6.55% 2003 ..          $   661,615          $   661,615
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7 1/2% 2021 .....................................            1,904,782            1,933,354
  --8% 2019 .........................................              807,519              807,013
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020 .....................................            2,229,054              167,527
  --7% 2020 .........................................            8,000,000            1,085,000
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 .....................................           10,531,309              909,968
  --6 1/2% 2023 .....................................            5,099,407              612,724
Federal Home Loan Mortgage Corporation (REMIC)
  --5.85% 2017 ......................................            9,110,870            9,110,870
  --6% 2008 .........................................           28,333,917           28,183,901
  --6% 2009 .........................................           22,316,000           22,120,735
  --7% 2008 .........................................            2,565,287            2,573,304
  --7% 2023 .........................................            5,000,000            4,985,938
  --7 1/2% 2026 ("Z") ...............................            9,032,756            9,038,401
  --8 1/2% 2026 .....................................            9,079,031            9,486,171
  --10.15% 2006 .....................................               20,861               21,031
Federal National Mortgage Association (PAC-IO-REMIC)
  --6% 2027 .........................................           41,473,035            9,888,727
  --6% 2028 .........................................           25,857,157            6,044,110
  --6 1/2% 2009 .....................................            4,761,760              726,911
  --6 1/2% 2020 .....................................            5,873,314              595,589
  --7% 2004 .........................................            1,016,222              132,109
  --7% 2017 .........................................            3,930,118              161,504
Federal National Mortgage Association (REMIC)
  --4.38% 2022 ......................................           18,500,000           17,690,625
  --6 1/2% 2008 .....................................            3,277,993            3,257,506
  --7% 2024 ("Z") ...................................           11,134,289           10,847,237
  --7 1/2% 2024 ("Z") ...............................            5,354,196            5,354,196


                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999


                                                                        Principal
BONDS & DEBENTURES--CONTINUED                                            Amount         Value
----------------------------------------------------------------    -------------- ------------
Government National Mortgage Association--7 1/2% 2023...........    $    529,587  $    545,640
Government National Mortgage Association II--8% 2027............       4,907,248     5,097,402
Government National Mortgage Association (MH)
  --8 1/4% 2006-7...............................................         402,105       415,425
  --8 3/4% 2006.................................................         899,231       950,937
  --8 3/4% 2011.................................................         944,452       978,983
  --9% 2010.....................................................         552,971       575,954
  --9% 2011.....................................................       1,302,151     1,356,272
  --9 1/4% 2010-11..............................................         934,194       973,605
Government National Mortgage Association (MH)
  --9 3/4% 2005-6...............................................       2,075,421     2,172,058
  --9 3/4% 2012-13..............................................         879,643       920,601
Government National Mortgage Association (PL)
  --10 1/4% 2017................................................         907,280       943,571
                                                                                  -------------
                                                                                  $161,326,514
                                                                                  -------------
OTHER U.S. GOVERNMENT & AGENCIES -- 39.1%
Tennessee Valley Authority--8 3/8% 1999.........................    $   3,400,00  $  3,456,651
U.S. Treasury Inflation-Indexed Notes--3 3/8% 2007..............     206,349,070   198,546,496
U.S. Treasury Notes--8 1/4% 2005................................       1,800,000     1,860,187
U.S. Treasury Notes Strip--0% 2009..............................      31,000,000    17,232,590
                                                                                  -------------
                                                                                  $221,095,924
                                                                                  -------------
TOTAL U.S. GOVERNMENT & AGENCIES-- 67.7%........................                  $382,422,438
                                                                                  -------------

MORTGAGE BONDS
ASSET BACKED -- 3.4%
Green Tree Financial Corporation (CMO)
  --7 1/4% 2005.................................................    $  9,971,228  $  9,880,863
  --7 3/4% 2029.................................................       1,000,000       850,938
  --7.77% 2029..................................................       5,500,000     5,056,563
  --8% 2028.....................................................       3,270,000     3,117,741
Merrill Lynch Mortgage Investors, Inc. (Class A)--8.3% 2012.....         259,681       259,762
                                                                                  -------------
                                                                                  $  19,165,867
                                                                                  -------------


                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                             Principal
BONDS & DEBENTURES--CONTINUED                                                  Amount      Value
---------------------------------------------------------------------      ------------- ----------
MORTGAGE BACKED -- 1.4%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026*....................................................     $  5,017,182 $  3,980,820
Prudential Home Mortgage Securities Corp. (Series 1993-F Class "1B1")
  --6.6582% 2000*....................................................        4,119,503    4,119,503
                                                                                       ------------
                                                                                       $  8,100,323
                                                                                       ------------
TOTAL MORTGAGE BONDS -- 4.8%.........................................                  $ 27,266,190
                                                                                       ------------
CORPORATE BONDS & DEBENTURES -- 7.1%
Advanta Corporation
  --6.0075% 2000 (Floating Rate).....................................     $  1,200,000 $  1,131,000
  --6.65% 2000.......................................................        2,400,000    2,311,500
  --6.658% 1999......................................................        3,400,000    3,298,000
Advantica Restaurant Group, Inc.--11 1/4% 2008.......................       10,928,038   11,119,279
Oregon Steel Mills, Inc.--11% 2003...................................       13,350,000   14,100,938
Trump Atlantic City Associates--11 1/4% 2006.........................        9,000,000    7,965,000
                                                                                       ------------
                                                                                       $ 39,925,717
                                                                                      -------------
TOTAL NON-CONVERTIBLE  BONDS & DEBENTURES-- 79.6%                                      $449,614,345
                                                                                      -------------

CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 10.8%
Centertrust Retail Properties, Inc.
  --7 1/2% 2001 (Class "A")..........................................     $  4,588,000 $  4,255,370
  --7 1/2% 2001 (Class "B")..........................................         5,800,00    5,336,000
Charming Shoppes, Inc. --7 1/2% 2006.................................         7,000,00    6,230,000
DRS Technologies, Inc.--9% 2003......................................        2,000,000    2,060,000
HomeBase, Inc.--5 1/4% 2004..........................................        8,302,000    5,935,930
Lam Research Corporation--5% 2002....................................       15,000,000   12,487,500
Michaels Stores, Inc.--6 3/4% 2003...................................       17,250,000   16,128,750
Offshore Logistics, Inc.--6% 2003....................................        2,000,000    1,740,000
Quantum Health Resources, Inc.--4 3/4% 2000..........................        1,000,000      887,500
Read-Rite Corporation--6 1/2% 2004...................................       10,055,000    5,831,900
                                                                                       ------------
                                                                                       $ 60,892,950
                                                                                       ------------



                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1999

                                                                             Shares or
                                                                             Principal
CONVERTIBLE SECURITIES--CONTINUED                                              Amount         Value
---------------------------------------------------------------------       ------------  ------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Treev Inc. (Series A) ...............................................             75,000  $    553,125
                                                                                          ------------

TOTAL CONVERTIBLE SECURITIES -- 10.9%................................                     $ 61,446,075
                                                                                          ------------

OTHER PREFERRED AND COMMON STOCK -- 0.7%
Crown American Realty Trust (Preferred)................................           78,500  $  3,748,375
Treev Inc. (Common)....................................................            3,999         7,498
                                                                                          ------------
                                                                                          $  3,755,873
                                                                                          ------------
SHORT-TERM INVESTMENTS -- 5.3%
Federal National Mortgage Association (Floating Rate)
  --4.682% 5/25/99.....................................................     $  5,000,000  $  4,996,500
  --5.1% 6/30/99.......................................................       10,000,000     9,988,000
Federal Home Loan Bank (Floating Rate)--4.967% 8/18/99.................       15,000,000    14,970,000
                                                                                          ------------
                                                                                          $ 29,954,500
                                                                                          ------------
TOTAL INVESTMENT SECURITIES-- 96.5% (Cost $550,618,866)                                   $544,770,793
                                                                                          ------------


OTHER SHORT-TERM INVESTMENTS -- 2.8%
Short-term Corporate Notes:
  American Express Credit Corporation--4.82% 4/1/99..................       $  4,000,000  $  4,000,000
  General Electric Capital Services, Inc.--4.83% 4/5/99..............         11,002,000    10,996,096
State Street Bank Repurchase Agreement--4% 4/1/99
  (Collateralized by U.S. Treasury Notes --13 1/4% 2014
    market value $675,931)...........................................            659,000       659,073
                                                                                          ------------
OTHER SHORT-TERM INVESTMENTS (Cost $15,655,169)......................                     $ 15,655,169
                                                                                          ------------
TOTAL INVESTMENTS-- 99.3% (Cost $566,274,035)........................                     $560,425,962
Other assets less liabilities-- 0.7%.................................                        4,123,806
                                                                                          ------------
TOTAL NET ASSETS-- 100%..............................................                     $564,549,768
                                                                                          ------------
                                                                                          ------------

* Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997 and Prudential Home Mortgage Securities Corp. was purchased on May 20, 1998. These restricted securities constituted 1.4% of total net assets at March 31, 1999.


See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $550,618,866)............................................     $544,770,793
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)...........................................       15,655,169  $560,425,962
                                                                                     ------------
  Cash..........................................................................                            672
  Receivable for:
    Interest....................................................................        5,567,403
    Investment securities sold..................................................        4,634,753
    Capital Stock sold..........................................................          970,611    11,172,767
                                                                                     ------------  ------------
                                                                                                   $571,599,401


LIABILITIES
  Payable for:
    Investment securities purchased.............................................        5,076,415
    Capital Stock repurchased...................................................        1,615,258
    Advisory fees...............................................................          241,946
    Accrued expenses and other liabilities......................................          116,014     7,049,633
                                                                                     ------------  ------------

NET ASSETS......................................................................                   $564,549,768
                                                                                                   ------------
                                                                                                   ------------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 51,871,670 shares...........................                   $    518,717
  Additional Paid-in Capital....................................................                    559,034,746
  Undistributed net realized gains on investments...............................                      1,618,490
  Undistributed net investment income...........................................                      9,225,888
  Unrealized depreciation of investments........................................                     (5,848,073)
                                                                                                   ------------
  NET ASSETS....................................................................                   $564,549,768
                                                                                                   ------------
                                                                                                   ------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)...................................                         $10.88
                                                                                                         ------
                                                                                                         ------
  Maximum offering price per share
   (100/95.5 of per share net asset value)......................................                         $11.39
                                                                                                         ------
                                                                                                         ------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 1999

INVESTMENT INCOME
    Interest....................................................................                  $  19,394,511
    Dividends...................................................................                        231,625
                                                                                                  -------------
                                                                                                  $  19,626,136

EXPENSES
    Advisory fees...............................................................    $  1,454,024
    Transfer agent fees and expenses............................................         123,674
    Registration fees...........................................................          45,347
    Custodian fees and expenses.................................................          30,337
    Directors' fees and expenses................................................          20,221
    Reports to shareholders.....................................................          18,319
    Postage.....................................................................          14,445
    Audit fees..................................................................          12,500
    Insurance...................................................................           6,759
    Legal fees..................................................................           2,111
    Other expenses..............................................................          16,980      1,744,717
                                                                                 ---------------- -------------
            Net investment income...............................................                  $  17,881,419
                                                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)................    $ 115,360,337
    Cost of investment securities sold..........................................      113,231,204
                                                                                    -------------
        Net realized gain on investments........................................                  $   2,129,133

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of period..............................    $   5,317,224
    Unrealized depreciation at end of period....................................       (5,848,073)
                                                                                    -------------
        Decrease in unrealized appreciation of investments......................                    (11,165,297)
                                                                                                   ------------

            Net realized and unrealized loss on investments.....................                  $  (9,036,164)
                                                                                                  -------------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                  $   8,845,255
                                                                                                  -------------
                                                                                                  -------------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended             Year Ended
                                              March 31, 1999           September 30, 1998
                                         -------------------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income..................$  17,881,419              $  35,993,477
  Net realized gain on investments.......    2,129,133                  2,862,505
  Decrease in unrealized
    appreciation of investments..........  (11,165,297)                (9,176,172)
                                         -------------              --------------
Increase in net assets resulting
  from operations........................              $  8,845,255                $  29,679,810
Distributions to shareholders from:
  Net investment income..................$ (19,053,114)             $ (33,893,211)
  Net realized capital gains.............   (3,215,415) (22,268,529)   (1,183,945)   (35,077,156)
                                         -------------              -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold.......$  69,201,353              $ 236,277,210
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.......   19,254,446                 30,352,091
  Cost of Capital Stock repurchased...... (126,229,085) (37,773,286) (175,059,444)    91,569,857
                                         ------------  -----------  -------------   ------------
Total increase (decrease) in net assets..              $(51,196,560)                $ 86,172,511

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $10,397,583 and $8,297,317..........               615,746,328                  529,573,817
                                                      -------------                -------------
End of period, including
  undistributed net investment income
  of $9,225,888 and $10,397,583..........              $564,549,768                $ 615,746,328
                                                       ------------                -------------
                                                       ------------                -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.............                 6,370,214                   21,199,452
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions......................                 1,784,552                    2,740,769
Shares of Capital Stock repurchased......               (11,619,747)                 (15,730,014)
                                                       ------------                -------------
Increase (decrease) in Capital
 Stock outstanding.......................                (3,464,981)                   8,210,207
                                                       ------------                -------------
                                                       ------------                -------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Six Months
                                                      Ended                  Year Ended September 30,
                                                    March 31,      ----------------------------------------------
                                                      1999          1998      1997      1996      1995      1994
                                                     -------       -------   -------   -------   -------   -------
Per share operating performance:
Net asset value at beginning of period.............  $ 11.13       $ 11.24   $ 10.97   $ 11.05   $ 10.52   $ 11.32
                                                     -------       -------   -------   -------   -------   -------
Net investment income..............................  $  0.34       $  0.67   $  0.68   $  0.68   $  0.67   $  0.68
Net realized and unrealized gain (loss) on
  investment securities............................    (0.18)        (0.10)     0.32      0.06      0.55     (0.51)
                                                     -------       -------   -------   -------   -------   -------
Total from investment operations...................  $  0.16       $  0.57   $  1.00   $  0.74   $  1.22   $  0.17
                                                     -------       -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income.............  $ (0.35)      $ (0.66)  $ (0.68)  $ (0.66)  $ (0.69)  $ (0.70)
  Distributions from net realized
    capital gains..................................    (0.06)        (0.02)    (0.05)    (0.16)       --     (0.27)
                                                     -------       -------   -------   -------   -------   -------
  Total distributions..............................  $ (0.41)      $ (0.68)  $ (0.73)  $ (0.82)  $ (0.69)  $ (0.97)
                                                     -------       -------   -------   -------   -------   -------
Net asset value at end of period...................  $ 10.88       $ 11.13   $ 11.24   $ 10.97   $ 11.05   $ 10.52
                                                     -------       -------   -------   -------   -------   -------
                                                     -------       -------   -------   -------   -------   -------
Total investment return*...........................    1.50%         5.24%     9.54%     7.00%    12.14%     1.60%
Ratios/supplemental data:
Net assets at end of period (in $000's)............  564,550       615,746   529,574   338,297   207,018   122,708
Ratio of expenses to average net assets............    0.60%+        0.59%     0.59%     0.63%     0.68%     0.74%
Ratio of net investment income to
  average net assets...............................    6.11%+        6.06%     6.37%     6.44%     6.50%     6.41%
Portfolio turnover rate............................      37%+          47%       29%       16%       31%       39%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 1999 is not annualized.

+ Annualized


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.  Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related
    Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $122,281,869 for the six months ended March 31, 1999. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at March 31, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 1999 for federal income tax purposes was $10,598,033 and $16,446,106, respectively.

 NOTE 3 -- ADVISORY FEES AND OTHER
           AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999


     For the six months ended March 31, 1999, the Fund paid aggregate fees of $20,000 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $40,862 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 1999, the Board of Directors declared a dividend from net investment income of $0.17 per share payable April 8, 1999 to shareholders of record on March 31, 1999. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 1999.

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman
DeWayne W. Moore
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
     CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


We were saddened by the death on May 5, 1999 of Donald E. Cantlay, Director of FPA New Income, Inc. since 1981. We will miss his candor and good counsel.


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.